                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by each Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:

     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12



           VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES FUND
                   VAN KAMPEN AMERICAN CAPITAL INCOME TRUST
--------------------------------------------------------------------------------
            (Name of each Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No Fee Required
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                  - JUNE 1998 -

                                IMPORTANT NOTICE

                         TO VAN KAMPEN AMERICAN CAPITAL
                          CLOSED-END FUND SHAREHOLDERS

QUESTIONS & ANSWERS

     Although we recommend you read the complete proxy statement, for your convenience, we've provided a brief overview of the issues to be voted on.

Q    WHY IS A SHAREHOLDER
     MEETING BEING HELD?

A Because each of the Van Kampen American Capital closed-end funds is traded on a nationally recognized stock exchange, each fund is required to hold an annual meeting of shareholders.

Q    WHAT PROPOSALS WILL BE VOTED ON?

A You are being asked to elect the nominees for the Board of Trustees and to ratify the selection of Ernst & Young LLP as the independent accountants for your fund(s). Shareholders of the Van Kampen American Capital Convertible Securities Fund are also being asked to approve changes in that Fund's fundamental investment restrictions regarding restricted securities.

Q    WILL MY VOTE MAKE A DIFFERENCE?

A Yes! Your vote is important and will make a difference in the developments of your fund(s), no matter how many shares you own.

Q    HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A They recommend that you vote "For" each proposal on the enclosed proxy card.

Q    WHY DOES THE PROXY STATEMENT LIST TWO CLOSED-END FUNDS?

A Each of the funds has similar proposals and it is cost-efficient for you, as a shareholder, to have a joint proxy statement and one meeting.

Q    WHERE DO I CALL FOR MORE INFORMATION?

A Please call Van Kampen American Capital Investor Services at 1-800-341-2929 from 7:30 a.m. to 5:00 p.m. Central time, Monday through Friday.

                              ABOUT THE PROXY CARD

     Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

     ELECTION OF TRUSTEES -- mark "For All," "Withhold" or "For All Except"

     To withhold authority to vote for one or more individual nominee(s), check "For All Except" and write the nominee's name(s) on the line below.

     RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS -- mark "For," "Against" or "Abstain"

     APPROVAL OF CHANGE TO FUNDAMENTAL INVESTMENT RESTRICTIONS (VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES FUND ONLY) -- mark "For," "Against" or "Abstain"

     Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.



                                                               SAMPLE

/X/ PLEASE MARK                                                PROXY
    VOTES AS IN
    THIS EXAMPLE                                VAN KAMPEN AMERICAN CAPITAL XXXXX
                                               JOINT ANNUAL MEETING OF SHAREHOLDERS

------------------------------------------------------------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
------------------------------------------------------------------------------------------------------------------------------------
                                                          FOR
                                       FOR                ALL
                                       ALL   WITHHOLD    EXCEPT                                           FOR    AGAINST    ABSTAIN
1.  To vote to elect three             / /     / /        / /            2.  To ratify the selection      / /      / /        / /
    trustees to serve until                                                  of Ernst & Young LLP as
    their respective successors                                              the independent accountants.
    are duly elected and qualified.
                                                                                                          FOR    AGAINST    ABSTAIN
David C. Arch, Howard J Kerr and Dennis J. McDonnell                     3.  To approve the change to     / /      / /        / /
                                                                             fundamental investment
    INSTRUCTIONS: To withhold authority to vote for one or                   restrictions regarding
    more individual nominee(s), check "For All Except" and write the         restricted securities.
    nominee's name(s) on the line below.

    ----------------------------------------------------

Please be sure to sign and date this Proxy.     Date

Shareholder sign here               Co-owner sign here



------------------------------------------------------------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
------------------------------------------------------------------------------------------------------------------------------------


            VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES FUND

                    VAN KAMPEN AMERICAN CAPITAL INCOME TRUST

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2929

                         NOTICE OF JOINT ANNUAL MEETING
                                OF SHAREHOLDERS

                            TO BE HELD JULY 28, 1998

  Notice is hereby given to the holders of shares of beneficial interest (the "Shares") of Van Kampen American Capital Convertible Securities Fund (the "Convertible Securities Fund") and Van Kampen American Capital Income Trust (the "Income Trust") (each a "Fund" and collectively, the "Funds") that a Joint Annual Meeting of Shareholders (the "Meeting") will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Tuesday, July 28, 1998, at 2:00 p.m. for the following purposes:

    1. With respect to each Fund, to elect three Trustees, each Trustee to serve for a three year term or until their successors shall have been duly elected and qualified;

    2. With respect to each Fund, to ratify or reject the selection of Ernst & Young LLP as independent accountants for its current fiscal year; and


    3. With respect to the Convertible Securities Fund only, to approve the change to the fundamental investment restrictions regarding restricted securities.


    4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Shareholders of record at the close of business on June 4, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                              By Order of the Board of Trustees

                              /s/ Ronald A. Nyberg
                              Ronald A. Nyberg, Vice President and Secretary


June 19, 1998

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR ALL OF THE NOMINEES FOR THE BOARD OF TRUSTEES OF EACH FUND LISTED IN THE PROXY STATEMENT.

  - FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE CURRENT FISCAL YEAR OF EACH FUND.


  - FOR APPROVAL OF THE CHANGE TO FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING RESTRICTED SECURITIES OF THE CONVERTIBLE SECURITIES FUND.


                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT


         VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES FUND (ACS)



                 VAN KAMPEN AMERICAN CAPITAL INCOME TRUST (ACD)


                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2929

                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                                 JULY 28, 1998


  This proxy statement is furnished in connection with the solicitation by the respective Board of Trustees (the "Board") of each of the Funds (defined below) of proxies to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Tuesday, July 28, 1998, at 2:00 p.m. The approximate mailing date of this proxy statement and accompanying form of proxy is June 19, 1998.


  Participating in the Meeting are holders of shares of beneficial interest (collectively, the "Shares") of Van Kampen American Capital Convertible Securities Fund, a Delaware business trust (the "Convertible Securities Fund"), and Van Kampen American Capital Income Trust, a Massachusetts business trust (the "Income Trust"). The Convertible Securities Fund and Income Trust are sometimes referred to herein individually as a "Fund" and collectively as the "Funds."

  The Meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund generally are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each Fund. In the event that any shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund.


  The Board has fixed the close of business on June 4, 1998 as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. Shareholders of a Fund on the Record Date will be entitled to one vote per share with respect to each proposal submitted to the shareholders of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

  The following table summarizes each proposal to be presented at the Meeting and the Funds solicited with respect to such proposal:


                     PROPOSAL                            AFFECTED FUNDS
                     --------                            --------------
1.  Election of Trustees                                   Each Fund
2.  Ratification of Independent Accountants                Each Fund
3.  Approval of Change to Fundamental           Convertible Securities Fund Only
    Investment Restrictions Regarding
    Restricted Securities


  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  At the close of business on June 4, 1998, there were issued and outstanding Shares of each of the Funds as set forth below:


                                                              TOTAL SHARES
                         FUND NAME                            OUTSTANDING
                         ---------                            ------------
Van Kampen American Capital Convertible Securities Fund.....    3,251,323
Van Kampen American Capital Income Trust....................   15,290,018


  As of June 4, 1998, to the knowledge of each Fund, no person beneficially owned more than 5% of such Fund's outstanding Shares.

VOTING

  The voting requirement for passage of a particular proposal depends on the nature of the particular proposal.


  With respect to Proposal 1, the affirmative vote of a plurality of the Shares present at the Meeting in person or represented by proxy, with a quorum present, is required to elect each nominee for Trustee.



  With respect to Proposal 2, the affirmative vote of a majority of the Shares present at the Meeting in person or represented by proxy, with a quorum present, is required to ratify the selection of the independent accountants.


  With respect to Proposal 3 which affects the Convertible Securities Fund only, the voting requirement is the "vote of a majority of the outstanding voting securities", which is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (i) 67% or more of the voting securities of the fund entitled to vote thereon present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of the fund entitled to vote thereon.

  The Board recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees of each Fund listed in the proxy statement.

  - FOR the ratification of the selection of Ernst & Young LLP as independent accountants for the current fiscal year of each Fund.


  - FOR approval of the change to fundamental investment restrictions regarding restricted securities of the Convertible Securities Fund.


  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which it is entitled to vote. Abstentions and broker non-votes will not be considered "votes cast" on the proposal but will be considered present for purposes of determining a quorum. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will have the same effect as abstentions. A majority of the outstanding Shares of a Fund must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposals 1, 2 and 3 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds are not received, the persons named as proxies may propose one or more adjournments of the Meeting of such Fund to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen American Capital Asset Management, Inc. serves as investment adviser to each Fund (the "Adviser"). The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"). VKAC is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and more than $60 billion under management or supervision. VKAC's more than 50 open end and 38 closed end funds (including the Funds) and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. VKAC is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").


OTHER SERVICE PROVIDERS



  The Convertible Securities Fund has entered into an administration agreement between the Fund and Van Kampen American Capital Distributors, Inc. (in such capacity, the "Administrator"). The Administrator's principal business address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Administrator is a wholly-owned subsidiary of VKAC.

------------------------------------------------------------------------------
PROPOSAL 1: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

  The Board of Trustees of each Fund currently consists of nine Trustees divided into three classes. Each class generally is elected to serve for a term of three years. Generally, the term of one class expires each year and no term shall continue for more than three years after the applicable election. This type of classification may prevent replacement of a majority of the Trustees for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), Delaware law for the Convertible Securities Fund, Massachusetts law for the Income Trust, the respective Fund's Declaration of Trust and the respective Fund's By-Laws.


  With respect to the Funds, the Class I Trustees, consisting of Messrs. Arch, Kerr and McDonnell, are to be elected at this Meeting by the Shareholders to serve until the later of that Fund's Annual Meeting of Shareholders in 2001 or until their successors have been duly elected and qualified. An affirmative vote of a plurality of the Shares present at the Meeting in person or represented by proxy is required to elect the respective nominees.

  It is the intention of the persons named in the accompanying form of proxy to nominate and to vote the Shares represented by them for the election of the nominees named herein, or, if any such persons shall become unable or unwilling to serve, to vote for the election of one or more substitute nominees designated by the present Board of Trustees of each Fund. The Funds, however, have no reason to believe that it will be necessary to designate a substitute nominee.


GENERAL INFORMATION


  The following sets forth certain information regarding each Fund's nominees and those Trustees whose terms continue after the Meeting. All nominees have consented to being named in this proxy statement and have agreed to serve if elected for each Fund. Each of the Trustees (except for Messrs. Muller and Powell) has served as a member of the Board since such Trustee's initial election by shareholders on December 18, 1997. Mr. Muller has served as a member of the Board of Trustees of each Fund since 1990 and was most recently reelected by shareholders on December 18, 1997. Mr. Powell served as a member of the Board of Trustees of each Fund from 1987 until 1996 and since his appointment effective December 19, 1997. As described below, each of the Trustees holds the same position with other funds in the Fund Complex (defined in Annex B to this Proxy Statement). In connection with Mr. Powell's appointment to the Board of Trustees and to provide consistency among funds in the Fund Complex, Mr. Powell was designated as a Class III Trustee and Mr. Muller was redesignated from a Class III Trustee to a Class II Trustee.


                  INFORMATION REGARDING NOMINEES FOR ELECTION
                             AND INCUMBENT TRUSTEES


                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
David C. Arch(1)..................  Mr. Arch is Chairman and Chief Executive
1800 Swift Drive                    Officer of Blistex Inc., a consumer health
Oak Brook, IL 60521                 care product's manufacturer. Director of
  Age: 52                           Elmhurst College and the Illinois
                                    Manufacturers' Association. Mr. Arch is also
                                    a Trustee or Managing General Partner of
                                    other investment companies advised by Van
                                    Kampen American Capital Asset Management,
                                    Inc. ("Asset Management"), Van Kampen
                                    American Capital Management Inc.
                                    ("Management Inc.") and Van Kampen American
                                    Capital Investment Advisory Corp. ("Advisory
                                    Corp.").

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Rod Dammeyer(2)...................  Mr. Dammeyer is Managing Partner of Equity
Two North Riverside Plaza           Group Investments, Inc. (EGI), a company
Suite 1950                          that makes private equity investments in
Chicago, IL 60606                   other companies, and Vice-Chairman and
  Age: 57                           Director of Anixter International Inc., a
                                    value-added provider of integrated
                                    networking and cabling solutions that
                                    support business information and network
                                    infrastructure requirements (employed by
                                    Anixter since 1985). He is also a member of
                                    the Board of Directors of Teletech Holdings
                                    Inc., Lukens, Inc., Metal Management, Inc.,
                                    Stericycle, Inc., Transmedia Network, Inc.,
                                    Jacor Communications, Inc., CNA Surety
                                    Corp., IMC Global Inc. and Antec Corporation
                                    and a member of Kent State University
                                    Foundation. Prior to 1998, Mr. Dammeyer was
                                    a member of the Board of Directors of
                                    Capsure Holdings Corp., Falcon Building
                                    Products, Inc., Revco D.S., Inc., the Chase
                                    Manhattan Corporation National Advisory
                                    Board and Sealy, Inc. Prior to 1997, Mr.
                                    Dammeyer was President, Chief Executive
                                    Officer and a Director of Great American
                                    Management & Investment, Inc., a diversified
                                    manufacturing company. Director of Santa Fe
                                    Energy Resources, Inc., Lomas Financial
                                    Corporation, Santa Fe Pacific Corporation,
                                    Q-Tel, S.A. de C.V. and Servicios
                                    Financieros Quadrum, S.A. Mr. Dammeyer is
                                    also a Trustee or Managing General Partner
                                    of other investment companies advised by
                                    Asset Management, Management Inc. and
                                    Advisory Corp.
Howard J Kerr(1)..................  Mr. Kerr is a Director of Canbra Foods,
736 North Western Ave.              Ltd., a Canadian oilseed crushing, refining,
P.O. Box 317                        processing and packaging operation. Prior to
Lake Forest, IL 60045               1998, Mr. Kerr was the President and Chief
  Age: 62                           Executive Officer of Pocklington
                                    Corporation, Inc., an investment holding
                                    company. Mr. Kerr is a Trustee or Managing
                                    General Partner of other investment
                                    companies advised by Asset Management,
                                    Management Inc. and Advisory Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Dennis J. McDonnell(1)*...........  Executive Vice President and Director of
One Parkview Plaza                  VK/AC Holding, Inc. and Van Kampen American
Oakbrook Terrace, IL 60181          Capital, Inc. President, Chief Operating
  Age: 56                           Officer and a Director of the Adviser, Asset
                                    Management, Management Inc. and Van Kampen
                                    American Capital Advisors, Inc. Prior to May
                                    of 1998, President and a Director of Van
                                    Kampen Merritt Equity Advisors Corp. Prior
                                    to April of 1997, he was a Director of Van
                                    Kampen Merritt Equity Holdings Corp. Prior
                                    to September of 1996, Mr. McDonnell was
                                    Chief Executive Officer and a Director of
                                    MCM Group, Inc., McCarthy, Crisanti &
                                    Maffei, Inc., McCarthy, Crisanti & Maffei
                                    Acquisition Corporation; Chairman and
                                    Director of MCM Asia Pacific Company,
                                    Limited and MCM (Europe) Limited; and
                                    Director of McCarthy, Crisanti & Maffei,
                                    S.A. Prior to July of 1996, Mr. McDonnell
                                    was President, Chief Operating Officer and
                                    Director of VSM Inc. and VCJ Inc. President
                                    of each of the funds in the Fund Complex
                                    (defined below). Mr. McDonnell is a Trustee,
                                    officer or Managing General Partner of other
                                    investment companies advised by Asset
                                    Management, Management Inc. or Advisory
                                    Corp.
Steven Muller, Ph.D.(2)...........  Dr. Muller is President Emeritus of The
President Emeritus                  Johns Hopkins University. He is a Director
The Johns Hopkins University        of Beneficial Corporation (bank holding
Suite 711                           company) and Millipore Corporation
1619 Massachusetts Avenue, N.W.     (bio-technology). Prior to December of 1997,
Washington, D.C. 20036              Dr. Muller was Chairman of The 21st Century
  Age: 70                           Foundation (public affairs). Prior to May,
                                    1997, Dr. Muller was a Director of BT Alex.
                                    Brown & Sons (investment banking). Dr.
                                    Muller is currently a Trustee and Managing
                                    General Partner of other investment
                                    companies advised by Asset Management,
                                    Management Inc. and Advisory Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Theodore A. Myers(3)..............  Mr. Myers is a Senior Financial Advisor (and
550 Washington Avenue               prior to 1997, an Executive Vice President
Glencoe, IL 60022                   and Chief Financial Officer) of Qualitech
  Age: 67                           Steel Corporation, a manufacturer of special
                                    quality bar products as well as iron carbide
                                    (a steel scrap substitute). Mr. Myers is
                                    also a Director of COVA Series Trust of COVA
                                    Financial Life Insurance (formerly known as
                                    Xerox Life). Prior to 1997, Mr. Myers was a
                                    Director of McLouth Steel, and a member of
                                    the Arthur Andersen Chief Financial Officer
                                    Advisory Committee. Prior to August, 1993,
                                    Mr. Myers was Senior Vice President, Chief
                                    Financial Officer and a Director of Food
                                    Brands America (formerly known as Doskocil
                                    Companies, Inc.), a food processing and
                                    distribution company. Mr. Myers is also a
                                    Trustee or Managing General Partner of other
                                    investment companies advised by Asset
                                    Management, Management Inc. and Advisory
                                    Corp.
Don G. Powell(3)*.................  Mr. Powell is Chairman and a Director of
Van Kampen American Capital         VKAC, Van Kampen American Capital
2800 Post Oak Boulevard             Distributors, Inc., Asset Management,
Houston, TX 77056                   Advisory Corp., VK/AC Holding, Inc.,
  Age:58                            Management Inc., Van Kampen American Capital
                                    Advisors, Inc., ACCESS Investor Services,
                                    Inc., Van Kampen American Capital
                                    Recordkeeping Services, Inc., American
                                    Capital Contractual Services, Inc., Van
                                    Kampen American Capital Insurance Agency of
                                    Illinois, Inc., VK/AC Systems, Inc., Van
                                    Kampen American Capital Trust Company, and
                                    Van Kampen American Capital Exchange
                                    Corporation. Prior to May of 1998, Chairman
                                    and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Prior to April of 1997,
                                    Chairman and Director of Van Kampen American
                                    Capital Services, Inc. Prior to 1997, he was
                                    Chairman, President and Director of American
                                    Capital Shareholders Corporation. Prior to
                                    April of 1997, Mr. Powell was Chairman,
                                    President and Director of Van Kampen Merritt
                                    Equity Holdings Corp. Prior to July of 1996,
                                    Mr. Powell was Chairman and Director of VSM
                                    Inc. and VCJ Inc. Prior to September 1996,
                                    Mr. Powell was Chairman and Director of
                                    McCarthy, Crisanti & Maffei, Inc. and
                                    McCarthy, Crisanti & Maffei Acquisition
                                    Corporation. Mr. Powell is Chairman of the
                                    Board of Governors and the Executive
                                    Committee of the Investment Company
                                    Institute. Mr. Powell is also a Trustee or
                                    Director of other investment companies
                                    advised by Asset Management, Management Inc.
                                    and Advisory Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Hugo F. Sonnenschein(3)...........  Mr. Sonnenschein is President of the
5801 South Ellis Avenue             University of Chicago. Mr. Sonnenschein is a
Suite 502                           member of the Board of Trustees of the
Chicago, IL 60637                   University of Rochester and a member of its
  Age: 57                           investment committee. Prior to July, 1993,
                                    Mr. Sonnenschein was Dean of the School of
                                    Arts and Sciences at the University of
                                    Pennsylvania. Mr. Sonnenschein is a member
                                    of the National Academy of Sciences and a
                                    fellow of the American Academy of Arts and
                                    Sciences. Mr. Sonnenschein is also a Trustee
                                    or Managing General Partner of other
                                    investment companies advised by Asset
                                    Management, Management Inc. and Advisory
                                    Corp.

Wayne W. Whalen(2)*...............  Mr. Whalen is a partner in the law firm of
333 West Wacker Drive               Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                   (Illinois), legal counsel to the funds in
  Age: 58                           the Fund Complex and certain other
                                    investment companies advised by Advisory
                                    Corp., Asset Management and Management Inc.
                                    Mr. Whalen is also a Trustee, Director or
                                    Managing General Partner of other investment
                                    companies advised by Asset Management,
                                    Management Inc. and Advisory Corp.


------------------------------------------------------------------------------

  * Such Trustees are "interested persons" (within the meaning of Section 2(a)
    (19) of the 1940 Act). Messrs. McDonnell and Powell are interested persons of the Adviser and the Funds by reason of their positions with the Adviser. Mr. Whalen is an interested person of the Funds by reason of his firm acting as legal counsel for the Funds.

(1) Nominee as Class I Trustee whose term, if elected, expires at the later of the annual meeting of shareholders in 2001 or such Trustee's successor is duly elected and qualified.

(2) Class II Trustee whose term expires at the later of the annual meeting of shareholders in 1999 or such Trustee's successor is duly elected and qualified.

(3) Class III Trustee whose term expires at the later of the annual meeting of shareholders in 2000 or such Trustee's successor is duly elected and qualified.


EXECUTIVE OFFICERS OF THE FUNDS


  The following information relates to the other executive officers of each Fund who are not Trustees or nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or its affiliates. The officers of each Fund serve for one year or until their respective successors are chosen and qualified. Each Funds' officers receive no compensation from the Funds but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.


                         POSITIONS AND             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE  OFFICES WITH FUND            DURING PAST 5 YEARS
---------------------  -----------------           ---------------------
Peter Hegel.........   Vice President      Executive Vice President of Advisory
  One Parkview Plaza                       Corp., Asset Management, Management
  Oakbrook Terrace,                        Inc. and Van Kampen American Capital
  IL 60181                                 Advisors, Inc. Prior to July of 1996,
  Age: 41                                  Director of VSM Inc. Prior to
                                           September of 1996, Director of
                                           McCarthy, Crisanti & Maffei, Inc. and
                                           McCarthy, Crisanti & Maffei
                                           Acquisition Corporation. Vice
                                           President of the other investment
                                           companies advised by Advisory Corp.,
                                           Asset Management or their affiliates.

Ronald A. Nyberg....   Vice President and  Executive Vice President, General
  One Parkview Plaza     Secretary         Counsel, Secretary and Director of
  Oakbrook Terrace,                        VKAC and VK/AC Holding, Inc. Executive
  IL 60181                                 Vice President, General Counsel,
  Age: 44                                  Assistant Secretary and Director of
                                           Advisory Corp., Asset Management, Van
                                           Kampen American Capital Advisors,
                                           Inc., Management Inc., Van Kampen
                                           American Capital Distributors, Inc.,
                                           Van Kampen American Capital Exchange
                                           Corporation, American Capital
                                           Contractual Services, Inc., Van Kampen
                                           American Capital Trust Company, VK/AC
                                           System, Inc., Van Kampen American
                                           Capital Insurance Agency of Illinois,
                                           Inc. and Van Kampen American Capital
                                           Recordkeeping Services, Inc. Executive
                                           Vice President, General Counsel and
                                           Assistant Secretary of ACCESS Investor
                                           Services, Inc. as of June, 1998,
                                           Director of ICI Mutual Insurance Co.,
                                           a provider of insurance to members of
                                           the Investment Company Institute.
                                           Prior to May of 1998, Executive Vice
                                           President and General Counsel Van
                                           Kampen Merritt Equity Advisors Corp.
                                           Prior to April of 1997, Executive Vice
                                           President and General Counsel of Van
                                           Kampen Merritt Equity Holdings Corp.
                                           and Executive Vice President, General
                                           Counsel and Assistant Secretary of
                                           American Capital Shareholders
                                           Corporation. Prior to July of 1996,
                                           Executive Vice President and General
                                           Counsel of VSM Inc. and VCJ Inc. Prior
                                           to September of 1996, General Counsel
                                           of McCarthy, Crisanti & Maffei, Inc.
                                           Prior to June 1997, Director of ICI
                                           Mutual Insurance Co., a provider of
                                           insurance to members of the Investment
                                           Company Institute. Vice President and
                                           Secretary of other investment
                                           companies advised by Advisory Corp.,
                                           Asset Management or their affiliates.

]

                         POSITIONS AND             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE  OFFICES WITH FUND            DURING PAST 5 YEARS
---------------------  -----------------           ---------------------
Paul R. Wolkenberg...  Vice President      Executive Vice President and a
  2800 Post Oak Blvd.                      Director of VKAC Holding, Inc. and
  Houston, TX 77056                        VKAC. Executive Vice President of Van
  Age: 53                                  Kampen American Capital Distributors,
                                           Inc. Asset Management, Advisory Corp.
                                           and Management Inc. President and a
                                           Director of ACCESS Investor Services,
                                           Inc. President, Chief Executive
                                           Officer and Director of Van Kampen
                                           American Capital Trust Company.
                                           President, Chief Operating Officer and
                                           a Director of Van Kampen American
                                           Capital Recordkeeping Services, Inc.
                                           Vice President of other investment
                                           companies advised by Advisory Corp.,
                                           Asset Management or their affiliates.

Edward C. Wood III...  Vice President and  Senior Vice President of Advisory
  One Parkview Plaza     Chief Financial   Corp., Asset Management and Management
  Oakbrook Terrace, IL   Officer           Inc. Senior Vice President and Chief
  60181                                    Operating Officer of Van Kampen
  Age: 41                                  American Capital Distributors, Inc.
                                           Vice President and Chief Financial
                                           Officer of the other investment
                                           companies advised by Advisory Corp.,
                                           Asset Management or their affiliates.

Curtis W. Morell....   Vice President and  Senior Vice President of Advisory
  2800 Post Oak Blvd.    Chief Accounting  Corp. and Asset Management. Vice
  Houston, TX 77056      Officer           President and Chief Accounting Officer
  Age: 51                                  of other investment companies advised
                                           by Advisory Corp., Asset Management or
                                           their affiliates.

John L. Sullivan....   Treasurer           First Vice President of Advisory Corp.
  One Parkview Plaza                       and Asset Management. Treasurer of
  Oakbrook Terrace,                        other investment companies advised by
  IL 60181                                 Advisory Corp., Asset Management or
  Age: 42                                  their affiliates.

Tanya M. Loden......   Controller          Vice President of Advisory Corp. and
  2800 Post Oak Blvd.                      Asset Management. Controller of other
  Houston, TX 77056                        investment companies advised by
  Age: 38                                  Advisory Corp., Asset Management or
                                           their affiliates.


REMUNERATION AND OWNERSHIP INFORMATION


  The Trustees and executive officers hold the same positions with other funds in the Fund Complex (defined in Annex B to this Proxy Statement). The compensation of Trustees and executive officers that are affiliated persons (as defined in the 1940 Act) of Advisory Corp., Asset Management, Management Inc. or VKAC is paid by the respective entity. The funds in the Fund Complex, including the Funds, pay each non-affiliated Trustee an annual retainer and meeting fees, plus expenses incurred in connection with the such meetings. Commencing January 1, 1998, funds in the Fund Complex (including the Funds) pay an annual Fund Complex retainer in an amount equal to the product of $2,500 multiplied by the number of funds in the Fund Complex, which retainer is then allocated among the funds in the Fund Complex based on the relative net assets of such funds, and $250 per meeting per fund, plus expenses incurred in connection with the such meeting.


  Each fund in the Fund Complex currently provides a deferred compensation plan to its non-affiliated Trustees that allow such trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex currently provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.


  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.



  Commencing January 1, 1998, the Fund adopted a new retirement plan to supersede the prior retirement plan. Under the current retirement plan, a non-affiliated Trustee who is receiving trustee's compensation from a fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for such Fund and retires at or after attaining the age of 62, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement from such Fund. Trustees retiring prior to the age of 62 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a fund.



  With the exception of Mr. Muller, the current non-affiliated trustees all became trustees of the Funds on or after December 18, 1997. Prior to such date, the Board was comprised of seven non-affiliated trustees. Annex A provides 1997 compensation and benefits information for the former non-affiliated trustees during the Funds' last fiscal year ended December 31, 1997 and Annex B provides 1997 compensation and benefits information for the current trustees during the Funds' last fiscal year ended December 31, 1997.


  As of June 4, 1998 the trustees and officers, as a group owned, directly or beneficially, less than 1% of the outstanding Shares of each Fund.

  After several transactions in 1996 and 1997, VK/AC Holding, Inc. ("VKAC Holding"), an indirect parent of the Adviser, became an indirect wholly-owned subsidiary of MSDW. In connection with such events, certain officers of the Adviser, including Don G. Powell, entered into employment agreements with VKAC Holding which expire in 2000. Certain of such officers, including Dennis J. McDonnell and Don G. Powell, also were granted options to purchase shares of common stock of Morgan Stanley Group Inc. ("Morgan Stanley") which vest from 1999 to 2001. Certain officers of the Advisers also entered into retention agreements with VKAC Holding, which will remain in place through October 31, 1998. The employment agreements and retention agreements are intended to assure that the services of the officers are available to the Adviser (and thus to the Funds) until such agreements expire. Finally certain officers of the Adviser, including Messrs. McDonnell and Powell, received preferred stock of Morgan Stanley that is convertible into common stock of Morgan Stanley through the year 2000.

MEETINGS AND COMMITTEES


  With respect to each Fund, the Board met seven times during the Fund's last fiscal year. During such fiscal year each Trustee attended at least 75% of the aggregate of (a) the total number of meetings of the Board during the period such Trustee served as Trustee and (b) the total number of meetings held by all committees of the Board on which they served during the period such Trustee served as Trustee.



  Each Fund has an Audit Committee which makes recommendations to the Board concerning the selection of each Fund's independent accountants, reviews with such independent accountants the scope and results of the annual audits and considers any comments which the independent accountants may have regarding such Fund's financial statements or books of account. The committee currently consists of Messrs. Arch, Dammeyer, Kerr, Myers, Muller and Sonnenschein. With respect to Convertible Securities Fund and Income Trust, the committee held one meeting during the last fiscal year.



  Beginning in 1998, each Fund has a retirement plan committee which is responsible for reviewing the terms of each Fund's retirement plan and reviews any administration matters with respect thereto. The retirement plan committee does not meet on a regular basis, but does meet on an ad hoc basis to administer the retirement plan. The committee consists of Messrs. Arch, Dammeyer and Sonnenschein.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of the Fund's Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own beneficially more than 10% of a registered class of the Fund's equity securities to file forms with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc., reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulations to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the last fiscal year for each Fund, the Fund's Trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.

SHAREHOLDER APPROVAL


  The shareholders of each Fund are entitled to vote for the election of Trustees to the respective Fund. An affirmative vote of a plurality of the Shares present at the Meeting in person or represented by proxy, with a quorum present, is required to elect each nominee for Trustee of each Fund. THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES.

------------------------------------------------------------------------------
PROPOSAL 2: RATIFICATION OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------

  The Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected the firm of Ernst & Young LLP, independent accountants, to examine the financial statements for the current fiscal year of each Fund. Each Fund knows of no direct or indirect financial interest of such firm in such Fund. Such appointment is subject to ratification or rejection by the shareholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such independent accountants.

  Representatives of Ernst & Young LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they so desire and should be available to respond to questions from shareholders.

SHAREHOLDER APPROVAL


  The shareholders of each Fund are entitled to vote on this issue. The affirmative vote of a majority of the Shares of each Fund present at the Meeting in person or by proxy, with a quorum present, is required to ratify the selection of the independent accountants for such Fund. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS.

------------------------------------------------------------------------------

PROPOSAL 3: CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING
            RESTRICTED SECURITIES OF THE CONVERTIBLE SECURITIES FUND

------------------------------------------------------------------------------

  The Convertible Securities Fund invests primarily in securities which are convertible into common stock or have other equity features (such as securities with warrants) with the objective of providing current income and the potential for capital appreciation. The Convertible Securities Fund commenced investment operations in 1972.

  The Convertible Securities Fund has certain fundamental investment restrictions which may be amended only with shareholder approval. Among these fundamental investment restrictions, the Convertible Securities Fund currently has a restriction that limits the Fund's ability to invest in certain restricted securities as follows:

         The [Fund] may not . . . invest more than 10% of the market value of its net assets in securities which are not readily marketable without registration or the filing of a notification under the Securities Act of 1933, or the taking of similar action under other laws relating to the sale of securities.


  At a meeting of the Board of Trustees of the Convertible Securities Fund held on March 6, 1998, the Fund's Adviser recommended to the Board of Trustees the termination of this fundamental investment restriction in order to provide the Fund with flexibility to invest in those securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A, which became effective in 1990, provides a safe harbor for the resale of securities otherwise restricted under the 1933 Act among specified institutions, including registered investment companies, without registration subject to certain objective criteria being met. In lieu of this fundamental investment restriction, the Adviser recommended that the Fund adopt a non-fundamental investment policy (which means such policy may be changed by the Board of Trustees without seeking shareholder approval) that the Fund will not invest more than 10% of its total assets in illiquid securities, provided that Rule 144A securities determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees are not subject this limitation on illiquid securities. Factors used to determine whether a Rule 144A security is liquid include the security's trading history, availability of reliable pricing information and other relevant information. To the extent that qualified institutional buyers become, from time to time, uninterested in purchasing Rule 144A securities, then such securities in the Fund's portfolio could increase the level of the Fund's investment in illiquid securities and approach the Fund's non-fundamental limitation on illiquid securities. The Adviser believes these changes will provide the Fund with more flexibility in achieving the

Fund's investment objective by providing the Fund with access to the Rule 144A market, while limiting the Fund's investments in illiquid securities.

SHAREHOLDER APPROVAL


  To become effective, the deletion of the Convertible Securities Fund's fundamental investment restriction with respect to restricted securities must be approved by the vote of a majority of the Convertible Securities Fund's outstanding voting securities. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of: (i) 67% or more of the Shares of the Convertible Securities Fund entitled to vote thereon present in person or by proxy at the Meeting if the holders of more than 50% of such outstanding Shares entitled to vote thereon are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares of the Convertible Securities Fund entitled to vote thereon. The amendment was approved by the Board of Trustees of the Convertible Securities Fund after consideration of all the factors they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also unanimously determined to submit the change to the shareholders of the Convertible Securities Fund. THE BOARD OF TRUSTEES OF THE CONVERTIBLE SECURITIES FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE CHANGES IN THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.


------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The Funds will bear their pro-rata portion of the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.


  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of a Fund, the Adviser, VKAC, Boston Financial Data Services, Inc. or by First Data Investors Services Group. First Data Investors Services Group, a solicitation firm located in Boston, Massachusetts, has been engaged to assist in proxy solicitation at an estimated cost of approximately $2,500 for the Convertible Securities Fund and $2,500 for the Income Trust.


------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------


  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the relevant fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the Fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG,
                                          Vice President and Secretary

June 19, 1998

                                                                         ANNEX A


                   1997 COMPENSATION TABLE -- FORMER TRUSTEES



                                                                    PRIOR FUND COMPLEX(5)
                                                          ------------------------------------------
                                                          PENSION OR
                                        AGGREGATE         RETIREMENT
                                       COMPENSATION        BENEFITS                        TOTAL
                                    FROM EACH FUND(2)     ACCRUAL AS      ESTIMATED     COMPENSATION
                                   --------------------     PART OF        ANNUAL         FROM THE
                          YEAR     CONVERTIBLE   INCOME      FUND       BENEFITS UPON       FUND
        NAME(1)          ELECTED   SECURITIES    TRUST    EXPENSES(3)   RETIREMENT(4)    COMPLEX(5)
        -------          -------   -----------   ------   -----------   -------------   ------------
Donald M. Carlton......   1992       $2,264      $2,404      --            $48,500        $51,250
A. Benton
  Cocanougher..........   1993        2,493       2,647      --             43,500         45,500
Stephen R. Gross.......   1993        2,407       2,556      --             51,000         53,750
Alan G. Merten.........   1993        2,407       2,556      --             42,000         44,000
Steven Muller..........   1990        2,493       2,647      --             43,500         45,500
F. Robert Paulsen(6)...     (7)       2,179       2,192      --             58,342         46,909
R. Richardson Pettit...   1993        2,493       2,647      --             43,500         45,500
Alan B. Shepard,
  Jr. .................     (7)       2,436       2,587      --             50,250         53,000


------------------------------------------------------------------------------

(1) Trustees affiliated with the Adviser (and not eligible for compensation) are not shown in the table.



(2) The amounts shown in this column are the aggregate compensation payable by each Fund for its fiscal year ended December 31, 1997.



(3) The pension or retirement benefit accruals made by each of the 11 operating funds in the Prior Fund Complex (defined below) for the year December 31, 1997 are as follows: Convertible Securities Fund, $17,123; Income Trust, $18,964; Van Kampen American Capital Bond Fund ("Bond Fund"), $21,729; Common Sense Trust ("CST") Growth Fund, $174,900; CST Growth and Income Fund, $62,618; CST Government Fund, $23,328; CST Money Market Fund, $4,524; CST Municipal Bond Fund, $7,855; CST Emerging Growth Fund, $882; CST International Equity Fund, $907; and Van Kampen American Capital Exchange Fund ("Exchange Fund"), $42,293. The amounts are not available on a per trustee basis. The former retirement plan of the Fund was superseded by the current retirement plan effective January 1, 1998.



(4) The amounts shown in this column represent the sum of estimated annual benefits upon retirement payable per year by the 11 operating funds in the Prior Fund Complex (defined below) as of December 31, 1997 for each year of the 10-year period commencing in the year after such Trustee's anticipated retirement from such funds. In connection with the election of new trustees in December 1997 for four of the funds in the Prior Fund Complex (including the Funds, see footnote (5)), those former trustees not standing for reelection in December 1997 for such funds opted to receive a discounted lump sum payment of retirement benefits (as provided for in the retirement plan) on January 1, 1998 in lieu of receiving annual retirement benefit payments over 10 years from such funds as shown below. In addition, lump sum amounts were paid to those trustees by the Adviser or its affiliates in connection with such trustees' years of service and certain retirement benefits foregone by such trustees not standing for reelection. The lump sum amounts from the fund and the Adviser or its affiliates are as follows:



                                         CONVERTIBLE
                                         SECURITIES    INCOME                EXCHANGE
                                            FUND        TRUST    BOND FUND     FUND
                                         -----------   -------   ---------   --------
      Donald M. Carlton
        From Fund.......................   $ 6,577     $ 7,006    $ 8,578    $     0
        From Adviser....................     9,200       9,800     12,000     45,000
      A. Benton Cocanougher
        From Fund.......................   $ 6,970     $ 7,542    $ 9,114        N/A
        From Adviser....................     9,750      10,550     12,750        N/A
      Stephen R. Gross
        From Fund.......................   $ 7,595     $ 8,132    $ 9,865    $     0
        From Adviser....................    10,625      11,375     13,800     45,000
      Alan G. Merten
        From Fund.......................   $ 6,577     $ 7,006    $ 8,578        N/A
        From Adviser....................     9,200       9,800     12,000        N/A
      R. Richardson Pettit
        From Fund.......................   $ 6,577     $ 7,006    $ 8,578        N/A
        From Adviser....................     9,200       9,800     12,000        N/A
      Alan B. Shepard
        From Fund.......................   $14,650     $16,070    $20,409    $38,602
        From Adviser....................         0           0          0     36,000



   The former retirement plan of the Funds was superseded by the current retirement plan effective January 1, 1998.



(5) The "Prior Fund Complex" consisted of 11 operating investment companies (including the Funds) which were advised by the Adviser and had the same members on each investment company's Board of Trustees, except not each trustee served as a managing general partner of the Exchange Fund. At shareholders meetings held in December 1997, shareholders of 4 funds in the Prior Fund Complex, including the Funds, reelected Mr. Muller and elected seven new trustees and became part of the current Fund Complex (see Annex
    B), while the Adviser assigned its advisory contract for the remaining 7 investment companies to a different investment adviser. The amounts shown in this column are accumulated from the aggregate compensation of the 11 operating investment companies in the Prior Fund Complex for the year ended December 31, 1997.



(6) Mr. Paulsen retired as a Trustee of the Convertible Securities Fund and Income Trust on April 10, 1997.



(7) The initial elections of Messrs. Paulsen and Shepard to each Fund are as follows: Mr. Paulsen, Convertible Securities, 1983 and Income Trust, 1988 and Mr. Shepard, Convertible Securities Fund, 1972 and Income Trust, 1987.

                                                                         ANNEX B


                 1997 COMPENSATION TABLE -- CURRENT TRUSTEES(1)



                                                                        FUND COMPLEX(5)
                                                           ------------------------------------------
                                                            ESTIMATED
                                         AGGREGATE          AGGREGATE
                                        COMPENSATION       PENSION OR                       TOTAL
                                      BEFORE DEFERRAL      RETIREMENT                    COMPENSATION
                                     FROM EACH FUND(2)      BENEFITS       ESTIMATED        BEFORE
                                    --------------------     ACCRUED        ANNUAL         DEFERRAL
                           YEAR     CONVERTIBLE   INCOME   AS PART OF    BENEFITS UPON    FROM FUND
        NAME(1)           ELECTED   SECURITIES    TRUST    EXPENSES(3)   RETIREMENT(4)    COMPLEX(5)
        -------           -------   -----------   ------   -----------   -------------   ------------
David C. Arch...........   1997          0          0        $ 7,912        $85,000        $157,750
Rod Dammeyer............   1997          0          0         14,303         85,000         157,750
Howard J Kerr...........   1997          0          0         27,338         85,000         157,750
Theodore A. Myers.......   1997          0          0         57,361         85,000         157,750
Hugo F. Sonnenschein....   1997          0          0         13,493         85,000         157,750
Wayne W. Whalen.........   1997          0          0         16,155         85,000         157,250


---------------

(1) Trustees affiliated with the Adviser (and not eligible for compensation) are not shown in the table. The compensation and benefits information regarding Mr. Muller, who was a Trustee throughout 1997 when the Funds were part of the Prior Fund Complex, is shown in Annex A.



(2) The amounts shown in this column are the aggregate compensation payable by each Fund for its fiscal year ended December 31, 1997. The current Trustees (other than Mr. Muller) were elected or appointed to the Board of each Fund on or after December 18, 1997 and thus have no aggregate compensation from each Fund to report for the Funds' fiscal years ended December 31, 1997.



(3) The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the 36 operating funds in the Fund Complex (defined below) as of December 31, 1997 for their respective fiscal years ended in 1997.



(4) The amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the 36 operating funds in the Fund Complex (defined below) as of December 31, 1997 for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. Each of the Funds is expected to pay benefits of $2,500 per year for each year of the 10-year period commencing in the year of such Trustee's retirement to those Trustees who retire at or over the age of 62 and with at least ten years of service (including years of service prior to adoption of the plan) to the respective Fund.



(5) The "Fund Complex" currently consists of 41 operating investment companies (including the Funds) which are advised by the Adviser or its affiliates and have the same members on each investment company's Board of Trustees. The current Trustees (other than Mr. Muller) became Trustees of the Funds in December 1997 and the Funds became part of the present Fund Complex in December 1997. Because the current Trustees (other than Mr. Muller) received no compensation or benefits from the Funds in 1997, the Fund

Complex information provided herein for the calendar year ended December 31, 1997 excludes the Funds and only includes information from those 36 operating investment companies that were part of the Fund Complex throughout 1997. The
  Fund Complex amounts in 1998 should increase as the number of funds in the Fund Complex has increased for 1998. The amounts shown in this column are accumulated from the Aggregate Compensation of 36 operating investment companies in the Fund Complex for the year ended December 31, 1997 before deferral by the trustees under the deferred compensation plan. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Fund Complex as selected by the respective Trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the Trustees in order to match the deferred compensation obligation. The Adviser or its affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. Myers, McDonnell, Whalen and Powell, the Trustees are not trustees of other investment companies. Combining the Fund Complex with other investment companies advised by the Adviser or its affiliates, Mr. Whalen received Total Compensation of $268,447 for the year ended December 31, 1997.

                               [PASTE VKAC LOGO]

                                                                     AC-CS&I

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please be sure to sign and date this Proxy.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-


VAN KAMPEN AMERICAN CAPITAL XXXXX         FOR THE ANNUAL MEETING OF SHAREHOLDERS
PROXY SOLICITED BY THE TRUSTEES           TO BE HELD ON JULY 28,1998


The undersigned, revoking previous proxies, hereby appoint(s) Ronald A. Nyberg, Weston B. Wetherell and Edward C. Wood, III or any one or more of them, proxies, with full power of substitution, to vote all shares of the Fund as indicated above which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Tuesday, July 28, 1998 at 2:00 p.m., and at any adjournments thereof.
All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                           PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE

                                           Date                       , 1998
                                                ----------------------
                                           NOTE: Please sign exactly as your
                                           name appears on this Proxy. When
                                           signing in a fiduciary capacity,
                                           such as executor, administrator,
                                           trustee, attorney, guardian, etc.,
                                           please so indicate. Corporate and
                                           partnership proxies should be
                                           signed by an authorized person
                                           indicating the persons's title.
                                           ------------------------------------
                                           |                                  |
                                           |                                  |
                                           ------------------------------------
                                           Signature(s) (Title), if applicable)

                                           WHEN SHARES ARE REGISTERED WITH JOINT
                                           OWNERS, ALL JOINT OWNERS SHOULD SIGN.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-


Please refer to the Proxy Statement discussion of the following matters:
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE TRUSTEES RECOMMEND A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

1. To vote to elect Class I trustees to serve until      FOR             FOR ALL
   their respective successors are duly elected and      ALL   WITHHOLD   EXCEPT
   qualified.

            David C. Arch, Howard J Kerr, and            [ ]     [ ]       [ ]
            Dennis J. McDonnell


INSTRUCTION: to withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.

______________________________________

2.  To ratify the selection of Ernst & Young LLP         FOR   AGAINST   ABSTAIN
    as independent accountants.
                                                         [ ]     [ ]       [ ]


[3. CONVERTIBLE SECURITIES FUND ONLY: To approve the     FOR   AGAINST   ABSTAIN
    proposed changes to the Fund's fundamental
    investment restrictions regarding restricted
    securities].                                         [ ]     [ ]       [ ]

4. To transact such other business as may properly come before the Meeting.


                                      2